Exhibit 32.1

                     CHIEF EXECUTIVE OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with this Quartely Report of Golden State Petroleum Transport Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Tor Olav Troim, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: March 30, 2004

/s/ Tor Olav Troim
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    Tor Olav Troim
    Chief Executive Officer



02089.0007 #474410